UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2015

ZAZA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 2800 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 595-1900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, on February 21, 2012, ZaZa Energy Corporation (the “Company,” “our” or “we”) issued and sold Senior Secured Notes due 2017 (the “Senior Secured Notes”) in the aggregate principal amount of $100,000,000 and warrants (the “February 2012 Warrants”) to purchase shares of the Company’s common stock pursuant to a securities purchase agreement (as amended, the “Senior Secured Notes Purchase Agreement”) with MSDC ZEC Investments, LLC (“MSDC”), Senator Sidecar Master Fund LP (“Senator”), O-CAP Offshore Master Fund, L.P. (“O-CAP Master Fund”), O-CAP Partners, L.P. (“O-CAP Partners”), Capital Ventures International (“Capital Ventures”), Talara Master Fund, LTD. (“Talara”), Blackwell Partners, LLC (“Blackwell”), Permal Talara LTD. (“Permal Talara”) and Winmill Investments LLC (“Winmill,” and, collectively with MSDC, Senator, O-CAP Master Fund, O-CAP Partners, Capital Ventures, Talara, Blackwell and Permal Talara, the “Purchasers”).

Effective as of August 5, 2015, the Company entered into Amendment No. 10 to the Senior Secured Notes Purchase Agreement (“Amendment No. 10”), which permits the Company to issue additional Senior Secured Notes in an aggregate principal amount not to exceed $500,000.  Amendment No. 10 required that any such additional notes would be issued solely for cash in an amount equal to 100% of the principal amount of the notes.  As previously disclosed, on August 5, 2015, the Company issued an aggregate of $374,000 in principal amount of additional Senior Secured Notes (the “August 2015 Notes”) in equal amounts to Jubalee Ltd. (an affiliate of John E. Hearn, Jr., a director of the Company) and Todd A. Brooks, the Company’s Executive Director, President and Chief Executive Officer.  Mr. Brooks and Mr. Hearn also acquired on August 5, 2015 all of the already-outstanding Senior Secured Notes that were then owned by Talara and Blackwell.  The proceeds for those purchases of the existing notes from Talara and Blackwell were paid to the noteholders — not to the Company.

On August 19, 2015, the Company issued to Alpha Capital Anstalt (“Alpha”) additional Senior Secured Notes in principal amount of $76,727.10 (the “Alpha Note”) on the same terms as the August 2015 Notes.  In connection with the issuance of the Alpha Note, Alpha signed documents substantially identical to the documentation for the August 2015 Notes.  Specifically, Alpha entered into a Supplement to Securities Purchase Agreement, dated as of August 19, 2015 (a “Supplement”), under which Alpha agreed to be bound by and to comply with the terms and provisions of the Senior Secured Notes Purchase Agreement in connection with the issuance of the Alpha Note.  Alpha also executed a joinder (the “Collateral Agency Agreement Joinder”) to that Collateral Agency Agreement, dated as of February 21, 2012 (the “Collateral Agency Agreement”), among U.S. Bank, the Company, its domestic subsidiaries and the Purchasers.  Shortly after Alpha acquired the newly-issued Alpha Note from the Company, Alpha also acquired all of the approximately $146,000 in principal amount of already-outstanding Senior Secured Notes that were previously owned by O-Cap Master Fund and all of the approximately $202,000 in principal amount of already-outstanding Senior Secured Notes that were previously owned by O-Cap Partners.  The proceeds from that purchase were paid by Alpha to O-Cap Master Fund and O-Cap Partners, respectively — not to the Company.

The terms of the Alpha Note are identical to the terms of the currently outstanding Senior Secured Notes.  Thus, the Alpha Note bears interest at a rate of 10.00% per annum (as adjusted for the Events of Default described below), matures on February 21, 2017, is guaranteed by all of our subsidiaries and is secured by a first-priority lien on substantially all of our assets and those of our domestic subsidiaries.  To the extent such assets include stock of any foreign subsidiaries, only 65% of such foreign subsidiary stock is to be pledged as security for the Alpha Note. The Alpha Note (along with the currently outstanding Senior Secured Notes, including the August 2015 Notes) ranks senior to all of our other debt and obligations.  We are subject to certain affirmative and negative covenants pursuant to the Senior Secured Notes Purchase Agreement, including, without limitation, restrictions on our and our subsidiaries’ abilities to incur additional debt, pay dividends or make other distributions, redeem stock, make investments, incur liens, enter into transactions with affiliates, merge or consolidate and transfer or sell assets, in each case subject to certain baskets and carve-outs.

If there are any overdue interest payments or during periods in which an event of default under the Senior Secured Notes Purchase Agreement has occurred and is continuing, the annual rate of interest will increase to the greater of 3% per annum in excess of the non-default interest rate and 10.00% over the yield to maturity for 10-Year United States treasury securities.  There is currently an “Event of Default” under the Senior Secured Notes Purchase Agreement with respect to the Senior Secured Notes as the Company was unable, on July 15, 2015, to fulfill its obligation to prepay the approximately $13.9 million in aggregate principal amount outstanding under the Senior Secured Notes (the “Senior Secured Notes Prepayment”) plus accrued and unpaid interest and amendment and consent fees.  Thus, the interest rate on Senior Secured Notes increased on July 16, 2015 to 13.00% per annum.  Because this Event of Default was still continuing as of the date of issuance of the Alpha Note, the interest rate on the Alpha Note as of the time of issuance immediately increased to 13.00% per annum.  The “Event of Default” under the Senior Secured Notes Purchase Agreement gives each holder of Senior Secured Notes the ability, with proper notice, to accelerate the debt represented by such holder’s Senior Secured Notes.  The Company has attempted to negotiate an extension of the Senior Secured Notes Prepayment, as it has done in the past with the holders of the Senior Secured Notes, but Talara, Blackwell, O-Cap Master Fund and O-Cap Partners, who collectively owned approximately 5.90% of the outstanding Senior Secured Notes prior to the transfers of all of those notes to Todd Brooks, Jubalee Ltd. and Alpha in August 2015, had declined to grant the Company such an extension.

The Event of Default under the Senior Secured Notes Purchase Agreement creates a cross-default under the indenture (the “Convertible Senior Notes Indenture”) governing the Company’s 9.00% Convertible Senior Notes due 2017 (the “Convertible Senior Notes”) and gives the holders of the Convertible Senior Notes the ability, with proper notice, to accelerate the debt associated with the Convertible Senior Notes.  Also, on August 1, 2015, the Company failed to make the required semiannual interest payment on our Convertible Senior Notes.  If the interest payment is not made within 30 days of August 1, 2015, there will be an additional “Event of Default” under the Convertible Senior Notes Indenture causing the debt associated with the Convertible Senior Notes to become immediately due and payable.  The cross-default under the Convertible Senior Notes Indenture and the failure to make the required semiannual interest payment on the Convertible Senior Notes (despite the 30-day grace period) are each an additional “Event of Default” under the Senior Secured Notes Purchase Agreement.

As of the time of the filing of this Current Report on Form 8-K, the Company has not received notice of acceleration from any of the holders of the Senior Secured Notes or the Convertible Senior Notes.  The Company is continuing to work with the holders of the Senior Secured Notes and Convertible Senior Notes to develop a solution to its liquidity challenges.  Now that Talara, Blackwell, O-Cap Master Fund and O-Cap Partners no longer hold Senior Secured Notes, the Company intends to re-engage with the remaining holders of Senior Secured Notes to negotiate an extension of the Secured Notes Prepayment, but there can be no assurance that the Company will be successful in doing so.

The foregoing description of Amendment No. 10, the Supplement and the Collateral Agency Agreement Joinder do not purport to be complete and are subject to, and qualified in their entirety by, the full text of Amendment No. 10 attached as Exhibit 4.13 to the Company’s Current Report on Form 8-K filed on August 11, 2015 and the Supplement and the Collateral Agency Agreement Joinder attached as 4.14 and 4.17, respectively, to this Current Report on Form 8-K.  All of the aforementioned documents are incorporated herein by reference.

The foregoing descriptions of the Alpha Note and the other terms related thereto do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Form of the Alpha Note attached as Exhibit 4.15 to this Current Report on Form 8-K, the Senior Secured Notes Purchase Agreement attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 22, 2012, Waiver and Amendment No. 1 to Securities Purchase Agreement attached as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on September 13, 2012, Waiver and Amendment No. 2 to Securities Purchase Agreement attached as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q filed on September 13, 2012, Waiver and Amendment No. 3 to Securities Purchase Agreement attached as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on October 22, 2012, Amendment No. 4 to Securities Purchase Agreement attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 21, 2012, Amendment No. 5 to Securities Purchase Agreement attached as Exhibit 10.6 to the Company’s Quarterly Report filed May 15, 2013, Amendment No. 6 to Securities Purchase Agreement attached as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on May 13, 2014, Amendment No. 7 to Securities Purchase Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 27, 2015, Amendment No. 8 to Securities Purchase Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 22, 2015, Amendment No. 9 to Securities Purchase Agreement attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on April 30, 2015, Consent, dated May 27, 2015, to the Senior Secured Notes Purchase Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 29, 2015, the Consent, dated June 30, 2015, to the Senior Secured Notes Purchase Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 1, 2015, Amendment No. 10 attached as Exhibit 4.13 to the Company’s Current Report on Form 8-K filed on August 11, 2013, the Collateral Agency Agreement attached as Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed on June 15, 2012, the Guaranty Agreement, dated as of February 21, 2012, attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 22, 2012, the Security Agreement, dated as of March 22, 2012, attached as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on August 10, 2012, the Pledge Agreement, dated as of March 22, 2012, attached as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on August 10, 2012, the Form of Deed of Trust, dated April 10, 2012, attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on September 13, 2012, and the Amended and Restated Subordinated Agreement, dated June 8, 2012, attached as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed on September 13, 2012.  All of the aforementioned documents are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities

Also, in connection with the sale of the Alpha Note, the Company and Alpha entered into a Common Stock Purchase Agreement, dated August 19, 2015 (the “Stock Purchase Agreement”), pursuant to which the Company issued to Alpha 50,000 shares of common stock, par value $0.01 per share, for a price per share equal to $0.50 per share, or gross consideration of $25,000.  The sale and issuance of the shares of common stock have been determined to be exempt from registration under the Securities Act of 1933 in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. Alpha has represented to us that it is an accredited investor, as that term is defined in Regulation D under the Securities Act. Alpha has also represented that it is acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

The issuance of the shares of common stock to Alpha triggered the anti-dilution price adjustments in our Series A 5% Convertible Preferred Stock (the “Preferred Stock”) and warrants (the “April 2015 Warrants”) that we issued on April 30, 2015 to Alpha.  As a result of such anti-dilution adjustments, and other conversions and adjustments that have occurred since April 30, 2015, there are now 1,950 shares of Preferred Stock convertible into 3,900,000 shares of our common stock and the April 2015 Warrants are now exercisable for 8,437,671 shares of our common stock at an exercise price of $0.50 per share.  There is also a volume-weighted anti-dilution adjustment that occurs under the February 2012 Warrants such that the February 2012 Warrants are now exercisable for 3,774,164 shares of our common stock at an exercise price of $1.93 per share.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stock Purchase Agreement attached as Exhibit 10.1 hereto, and is incorporated herein by reference.

The foregoing descriptions of the Preferred Stock and the April 2015 Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Certificate of Designation of Preferences, Rights and Limitations of Series A 5% Convertible Preferred Stock, dated April 30, 2015, and the Common Stock Purchase Warrant, dated April 30, 2015, attached as exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed on April 30, 2015, and are incorporated herein by reference.

The foregoing description of the February 2012 Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the Amended and Restated Common Stock Purchase Warrant attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 22, 2015, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1

Securities Purchase Agreement, dated as of February 21, 2012, by and among ZaZa Energy Corporation and purchasers thereunder, including MSDC ZEC Investments, LLC and Senator Sidecar Master Fund LP (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed February 22, 2012).

4.2

Amendment and Waiver, dated June 8, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.3

Waiver and Amendment No. 2, dated July 25, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.7 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.4

Waiver and Amendment No. 3, dated October 16, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 4.4 of ZaZa Energy Corporation’s Current Report on Form 8-K filed October 22, 2012).

4.5

Amendment No. 4, dated December 17, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed December 21, 2012).

4.6

Amendment No. 5, dated March 28, 2013, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.6 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013).

4.7

Amendment No. 6, dated March 14, 2014, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.6 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014).

4.8

Amendment No. 7, dated February 24, 2015, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed February 27, 2015).

4.9

Amendment No. 8, dated April 21, 2015, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 22, 2015).

4.10

Amendment No. 9, dated April 23, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 30, 2015).

4.11

Consent, dated May 27, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed May 29, 2015).

4.12

Consent, dated June 30, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed July 1, 2015).

4.13

Amendment No. 10, dated August 5, 2015, to Securities Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 4.13 of ZaZa Energy Corporation’s Current Report on Form 8-K filed August 5, 2015).

4.14*	Supplement to Securities Purchase Agreement dated as of August 19, 2015 by and between ZaZa Energy Corporation and Alpha Capital Anstalt.

4.15*	Promissory Note issued to Alpha Capital Anstalt, dated as of August 19, 2015.

4.16

Collateral Agency Agreement, dated as of February 21, 2012, among U.S. Bank National Association, as collateral agent, and MSDC ZEC Investments, LLC, Senator Sidecar Master Fund LP and the other purchasers of secured notes (incorporated by reference to Exhibit 10.19 of ZaZa Energy Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011).

4.17*	Joinder to Collateral Agency Agreement, executed by Alpha Capital Anstalt, dated as of August 19, 2015.

4.18

Guaranty Agreement, dated as of February 21, 2012, among ZaZa Holdings Inc., ZaZa Energy, LLC and Toreador Resources Corporation in favor of MSDC ZEC Investments, LLC, Senator Sidecar Master Fund LP, the other purchasers of the secured notes and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed on February 22, 2012).

4.19

Security Agreement, dated as of March 22, 2012, by and among ZaZa Energy Corporation, ZaZa Energy, LLC, ZaZa Holdings, Inc., Toreador Resources Corporation and U.S. Bank National Association (incorporated by reference to Exhibit 10.2 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012).

4.20

Pledge Agreement, dated as of March 22, 2012, by and among ZaZa Energy Corporation, ZaZa Holdings, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012).

4.21

Form of Deed of Trust, dated April 10, 2012, between ZaZa Energy, LLC and U.S. Bank National Association (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.22

Amended and Restated Subordination Agreement, dated June 8, 2012, among ZaZa Energy Corporation, the purchasers party to the Securities Purchase Agreement dated February 21, 2012, Todd A. Brooks, John E. Hearn, Jr., Gaston L. Kearby, Omega Energy, LLC, Blackstone Oil & Gas, LLC, and Lara Energy, Inc. (incorporated by reference to Exhibit 10.4 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.23

Certificate of Designation of Preferences, Rights and Limitations of Series A 5% Convertible Preferred Stock, dated April 30, 2015 (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 30, 2015).

4.24	Warrant to Purchase Common Stock, dated April 30, 2015 (incorporated by reference to Exhibit 4.2 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 30, 2015).

4.25

Form of Amended and Restated Common Stock Purchase Warrant issued on April 21, 2015 (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 22, 2015).

10.1*	Common Stock Purchase Agreement, by and between the Company and Alpha Capital Anstalt, dated August 19, 2015.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2015

ZaZa Energy Corporation

By:	/s/ Todd A. Brooks
Todd A. Brooks
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Securities Purchase Agreement, dated as of February 21, 2012, by and among ZaZa Energy Corporation and purchasers thereunder, including MSDC ZEC Investments, LLC and Senator Sidecar Master Fund LP (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed February 22, 2012).

4.2

Amendment and Waiver, dated June 8, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.3

Waiver and Amendment No. 2, dated July 25, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.7 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.4

Waiver and Amendment No. 3, dated October 16, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 4.4 of ZaZa Energy Corporation’s Current Report on Form 8-K filed October 22, 2012).

4.5

Amendment No. 4, dated December 17, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed December 21, 2012).

4.6

Amendment No. 5, dated March 28, 2013, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.6 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013).

4.7

Amendment No. 6, dated March 14, 2014, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.6 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014).

4.8

Amendment No. 7, dated February 24, 2015, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed February 27, 2015).

4.9

Amendment No. 8, dated April 21, 2015, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 22, 2015).

4.10

Amendment No. 9, dated April 23, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 30, 2015).

4.11

Consent, dated May 27, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed May 29, 2015).

4.12

Consent, dated June 30, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed July 1, 2015).

4.13

Amendment No. 10, dated August 5, 2015, to Securities Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 4.13 of ZaZa Energy Corporation’s Current Report on Form 8-K filed August 5, 2015).

4.14*	Supplement to Securities Purchase Agreement dated as of August 19, 2015 by and between ZaZa Energy Corporation and Alpha Capital Anstalt.

4.15*	Promissory Note issued to Alpha Capital Anstalt, dated as of August 19, 2015.

4.16

Collateral Agency Agreement, dated as of February 21, 2012, among U.S. Bank National Association, as collateral agent, and MSDC ZEC Investments, LLC, Senator Sidecar Master Fund LP and the other purchasers of secured notes (incorporated by reference to Exhibit 10.19 of ZaZa Energy Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011).

4.17*	Joinder to Collateral Agency Agreement, executed by Alpha Capital Anstalt, dated as of August 19, 2015.

4.18

Guaranty Agreement, dated as of February 21, 2012, among ZaZa Holdings Inc., ZaZa Energy, LLC and Toreador Resources Corporation in favor of MSDC ZEC Investments, LLC, Senator Sidecar Master Fund LP, the other purchasers of the secured notes and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 10.1 of

ZaZa Energy Corporation’s Current Report on Form 8-K filed on February 22, 2012).

4.19

Security Agreement, dated as of March 22, 2012, by and among ZaZa Energy Corporation, ZaZa Energy, LLC, ZaZa Holdings, Inc., Toreador Resources Corporation and U.S. Bank National Association (incorporated by reference to Exhibit 10.2 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012).

4.20

Pledge Agreement, dated as of March 22, 2012, by and among ZaZa Energy Corporation, ZaZa Holdings, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012).

4.21

Form of Deed of Trust, dated April 10, 2012, between ZaZa Energy, LLC and U.S. Bank National Association (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.22

Amended and Restated Subordination Agreement, dated June 8, 2012, among ZaZa Energy Corporation, the purchasers party to the Securities Purchase Agreement dated February 21, 2012, Todd A. Brooks, John E. Hearn, Jr., Gaston L. Kearby, Omega Energy, LLC, Blackstone Oil & Gas, LLC, and Lara Energy, Inc. (incorporated by reference to Exhibit 10.4 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.23

Certificate of Designation of Preferences, Rights and Limitations of Series A 5% Convertible Preferred Stock, dated April 30, 2015 (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 30, 2015).

4.24	Warrant to Purchase Common Stock, dated April 30, 2015 (incorporated by reference to Exhibit 4.2 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 30, 2015).

4.25

Form of Amended and Restated Common Stock Purchase Warrant issued on April 21, 2015 (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 22, 2015).

10.1*	Common Stock Purchase Agreement, by and between the Company and Alpha Capital Anstalt, dated 19, 2015.

* Filed herewith